UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
 							             USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2014



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2014


[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA INTERNATIONAL FUND]

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        ANNUAL REPORT
        USAA INTERNATIONAL FUND
        FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
        MAY 31, 2014

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

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PRESIDENT'S MESSAGE

"WE HAVE BELIEVED FOR SOME TIME THE
ECONOMIC RECOVERY WILL BE MORE GRADUAL              [PHOTO OF BROOKS ENGLEHARDT]
THAN THE MARKET'S INITIAL EXPECTATIONS."

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JULY 2014

The 12-month reporting period did not turn out the way many had anticipated. In June 2013, longer-term interest rates were widely expected to increase when the U.S. Federal Reserve (the Fed) started to taper (or gradually reduce) its quantitative easing (QE) asset purchases. (Through QE, the Fed was buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month in an effort to push down long-term interest rates and stimulate U.S. economic growth.) Many observers expected the U.S. economy to begin to expand at a faster pace while others predicted that emerging markets equities would outperform most other global asset classes. Ultimately, none of these scenarios came to pass.

Longer-term interest rates actually fell after the Fed began tapering QE in January 2014. They had increased earlier in the reporting period, rising dramatically during the so-called "taper tantrum" between June and September 2013. At that time, global stocks and bonds retreated on hints from the Fed that it might start tapering QE sooner than expected. As bond prices dropped, interest rates (which tend to move in the opposite direction) increased. Then, in January 2014, when the Fed began reducing asset purchases, interest rates declined significantly and remained in a relatively tight range through the end of the reporting period. On May 31, 2014, following five months of Fed tapering, longer-term interest rates were lower than they had been during the height of the taper tantrum in July and August 2013.

Meanwhile, U.S. economic growth disappointed many observers. Although the economy continued to grow slowly during the first part of the reporting period, it contracted by 2.9% in the first quarter of 2014, according to the U.S. Department of Commerce. Some attributed the deceleration to an extremely cold winter and predicted economic growth would rebound in the second quarter. We continue to watch for solid signs that the economy is on a path to sustainable growth. We have believed for some time the economic recovery will be more gradual than the market's initial expectations.

In the financial markets, U.S. stocks were the stand-out performers. The S&P 500(R) Index - a gauge of U.S. large-cap equity performance - recorded substantial gains, outperforming most other asset classes. Although international equities also provided

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positive returns, they did not fare as well as U.S. equities. Emerging markets stocks trailed both U.S. and international stocks of developed markets last summer. Emerging markets equities are generally more dependent on external capital flows and investments and are less liquid than developed markets stocks. As a result, they are more vulnerable to changes in the Fed's monetary policy, such as tapering. The asset class also was impacted by country-specific factors, such as lower growth expectations for China and Brazil and political turmoil in Ukraine and Thailand. Meanwhile, precious metals (such as gold, silver, and platinum) underperformed versus stocks during the reporting period.

Looking ahead, we are more optimistic about the prospects for international stocks (both developed and emerging markets) than for U.S. stocks, as U.S. stock valuations have increased faster than fundamentals. Valuations will continue to rise, in our opinion, if economic growth accelerates and profit margins can maintain their current levels. If growth stalls and profit margins decrease, earnings may disappoint and stocks may trim their gains.

In the months ahead, we will continue to monitor the financial markets and corporate earnings as well as other factors - including global economic trends and central bank policy - that potentially could affect your investments. If the U.S. economy regains its footing and continues to strengthen, we would expect the Fed to end its QE asset purchases by the end of 2014. We believe that other global central banks are likely to maintain their easy monetary policies, using rate cuts and/or asset purchases, to boost economic growth in their countries and to support their financial markets.

From all of us here at USAA Asset Management Company, thank you for your confidence in us. We value the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o The S&P 500(R) Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Most of these stocks are listed on the New York Stock Exchange. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGER(S) COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             14

    Report of Independent Registered Public Accounting Firm                   15

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         22

    Financial Statements                                                      24

    Notes to Financial Statements                                             27

EXPENSE EXAMPLE                                                               44

ADVISORY AGREEMENT(S)                                                         46

TRUSTEES' AND OFFICERS' INFORMATION                                           54

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA INTERNATIONAL FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of foreign (including emerging markets) companies. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. However, the Fund may invest a large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The Fund may invest in companies of any size. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGER(S) COMMENTARY ON THE FUND

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[PHOTO OF MARCUS L. SMITH]                           [PHOTO OF DANIEL LING]

    MARCUS L. SMITH                                      DANIEL LING
    MFS                                                  MFS
    Investment Management                                Investment Management

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o   HOW DID THE USAA INTERNATIONAL FUND (THE FUND) PERFORM DURING THE REPORTING
    PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2014, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of 15.48%, 15.65%, and 15.14%, respectively. This compares to returns of 17.27% for the Lipper International Funds Index and 18.04% for the MSCI EAFE Index (the Index).

    USAA Asset Management Company is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. MFS Investment Management (MFS) is the subadviser to the Fund. The investment adviser and subadviser provides day-to-day discretionary management for a portion of the Fund's assets.

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    Developed market equities trended upward for much of the 12 months ended May 31, 2014, although the path was anything but smooth. As the period opened, global growth remained fairly muted, but markets were

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA INTERNATIONAL FUND

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    heartened by continued central bank easing, including aggressive steps by the Bank of Japan to stimulate its economy. Increasingly positive U.S. economic data helped support a rise in stock prices as well. However, these early gains would be largely reversed on uncertainty over plans on the part of the U.S. Federal Reserve (the Fed) to taper its efforts to support low rates through bond purchases. Internal strife in Syria with the potential to bring global powers to loggerheads also dampened sentiment. In September of last year, markets were buoyed by the prospect of a diplomatic resolution to Syria's conflict. Sentiment was further boosted as the Fed indicated that the timeline for the inevitable reduction in its support for ultra-low interest rates would be pushed back. Going into 2014, the international economic backdrop was relatively supportive, with Europe showing signs of emerging from recession and China seemingly on track to post growth sufficient to support conditions globally.

    In late January of 2014, global stocks began a slide which continued into the first part of February, as concerns mounted over the ability of emerging market economies to withstand the removal of the Fed's support for ultra-low rates on top of slowing demand from China. In the U.S., extreme weather conditions were cited as economic data in key areas fell short of expectations in early 2014. Stocks would rebound in February of 2014 as data firmed to a degree and investors gained a comfort level that the new Fed chairman, Janet Yellen, would maintain an incremental approach to policy changes. Developments concerning Russia's involvement in Ukraine's Crimean region would put markets on edge beginning in late February. Stocks would trade within a band for much of the remainder of the period, as investors scoured data for clear evidence either way with respect to economic activity globally and monitored developments concerning Ukraine. The period closed on an up note as Russia appeared to step back from the brink of actions that would have forced the geopolitical hands of Europe and the U.S. and investors dismissed a negative U.S. gross domestic product result for the first quarter as weather-driven.

    You will find a complete list of securities that the Fund owns on pages
    16-21.

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                                          MANAGER(S) COMMENTARY ON THE FUND |  3

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o   WHAT WERE THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE RELATIVE TO THE
    INDEX?

    Stock selection within the special products and services sector was a positive factor for relative performance. Highlights there included overweight positions in staffing services provider Randstad Holding N.V. and tourism service company Amadeus IT Holding S.A. "A". Stock selection in the health care sector also benefited relative return. In particular, an overweight position in health care products maker Bayer AG helped results.

    Elsewhere, top individual contributors to relative performance included the Fund's overweight positions in financial services firm ING Groep N.V. and optical glasses and eyeglasses maker HOYA Corp.

    While all of MFS' investment decisions are driven by individual company fundamentals, the Fund's currency exposures were a contributor to performance versus the Index.

    The leading detractors from relative return for the period included stock selection in the financial services sector, in particular an overweight position in multinational bank Standard Chartered plc. Security selection in consumer staples also detracted, with brewer Heineken N.V. the biggest laggard. Underweight allocations to the utilities and communications sectors acted as a constraint on returns as well.

    Elsewhere, overweight positions in Honda Motor Co. Ltd. within autos and specialty chemical manufacturer Shin-Etsu Chemical Co. Ltd. within materials were also meaningful individual detractors for the period.

o   WHAT IS THE OUTLOOK AND HOW IS THE FUND POSITIONED?

    The Fund's strategy is focused on high-quality companies with sustainable, above-average growth and return prospects that are not fully reflected in their valuations. In this vein, MFS continues to favor consumer staples, specialty chemicals, and business services companies. Despite near-term underperformance, the Fund's consumer staples holdings generally have

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4  | USAA INTERNATIONAL FUND

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    strong brands and diverse geographical footprints that should enable them to grow at above-average rates, as well as strong balance sheets, good cash flow generation and attractive valuations. MFS views the Fund's holdings of specialty chemicals companies as generally capable of displaying more stable returns through an entire cycle relative to other resource-related industries. Finally, the Fund has significant exposure to business services companies with business models that we believe should benefit from improving economic activity over the long term.

    Conversely, many companies that are sensitive to energy and commodity prices do not meet MFS' criteria for sustainable growth. This includes most integrated energy companies, which are facing declining reserves and increasing costs, as well as metals and mining companies. MFS sees limited attractive opportunities to invest in electric power and telecommunication companies, particularly in developed markets. MFS believes returns and growth rates for telecommunication companies are pressured as competition and technological change generally keep capital intensity high. With respect to electric utilities, the regulatory environment remains a headwind, as well, due to the fiscal stress of governments globally. While the financial sector is one of the Fund's largest sectors in absolute terms, a continued underweight there is driven by the view that most developed market commercial banks and insurance companies cannot grow faster than global gross domestic product. In addition, there are near-term concerns around increased regulatory risks for these companies given the political issues facing many developed market countries' financial systems.

    Thank you for your investment in the Fund.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. o Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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                                          MANAGER(S) COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA INTERNATIONAL FUND SHARES (FUND SHARES) (Ticker Symbol: USIFX)


--------------------------------------------------------------------------------
                                          5/31/14                   5/31/13
--------------------------------------------------------------------------------

Net Assets                            $1,836.3 Million          $1,509.0 Million
Net Asset Value Per Share                 $31.25                    $27.29


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                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
--------------------------------------------------------------------------------
     1 YEAR                          5 YEARS                        10 YEARS

     15.48%                           12.86%                          8.43%


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                         EXPENSE RATIO AS OF 5/31/13*
--------------------------------------------------------------------------------

                                     1.21%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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6  | USAA INTERNATIONAL FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         USAA                   LIPPER
                     INTERNATIONAL           INTERNATIONAL             MSCI EAFE
                      FUND SHARES             FUNDS INDEX                INDEX
05/31/04              $10,000.00              $10,000.00              $10,000.00
06/30/04               10,151.66               10,201.46               10,219.10
07/31/04                9,823.87                9,867.37                9,887.46
08/31/04                9,848.34                9,919.86                9,931.12
09/30/04               10,122.31               10,184.04               10,190.68
10/31/04               10,430.53               10,506.95               10,538.18
11/30/04               11,002.94               11,180.96               11,258.07
12/31/04               11,474.96               11,649.06               11,751.88
01/31/05               11,259.64               11,460.74               11,536.27
02/28/05               11,753.30               11,960.07               12,034.74
03/31/05               11,443.45               11,643.20               11,732.41
04/30/05               11,191.37               11,348.64               11,456.57
05/31/05               11,191.37               11,420.29               11,462.11
06/30/05               11,201.87               11,573.52               11,614.21
07/31/05               11,727.04               12,006.76               11,970.25
08/31/05               12,078.91               12,352.47               12,272.69
09/30/05               12,430.77               12,864.17               12,819.34
10/31/05               12,141.93               12,493.82               12,444.94
11/30/05               12,362.50               12,833.31               12,749.29
12/31/05               12,930.12               13,474.76               13,342.57
01/31/06               13,822.05               14,363.43               14,161.79
02/28/06               13,794.35               14,297.42               14,130.46
03/31/06               14,198.76               14,804.79               14,596.18
04/30/06               14,841.39               15,508.48               15,293.27
05/31/06               14,315.10               14,799.74               14,699.38
06/30/06               14,409.28               14,728.11               14,698.40
07/31/06               14,719.51               14,859.15               14,843.90
08/31/06               15,229.18               15,266.57               15,252.03
09/30/06               15,256.88               15,344.48               15,275.61
10/31/06               15,567.12               15,901.35               15,869.74
11/30/06               16,015.85               16,439.95               16,344.00
12/31/06               16,466.51               16,963.81               16,857.08
01/31/07               16,820.23               17,118.78               16,971.14
02/28/07               16,740.95               17,094.66               17,108.08
03/31/07               17,039.79               17,592.91               17,544.17
04/30/07               17,625.26               18,309.12               18,323.34
05/31/07               17,899.70               18,850.77               18,644.83
06/30/07               17,918.00               18,910.55               18,667.61
07/31/07               17,491.09               18,656.20               18,392.68
08/31/07               17,576.47               18,471.01               18,105.25
09/30/07               18,247.33               19,575.43               19,073.88
10/31/07               18,771.82               20,543.25               19,823.31
11/30/07               18,277.82               19,692.08               19,171.45
12/31/07               17,920.69               19,380.39               18,739.95
01/31/08               16,627.58               17,739.76               17,008.78
02/29/08               16,816.97               17,768.71               17,252.47
03/31/08               16,986.78               17,554.25               17,070.94
04/30/08               17,750.89               18,557.80               17,997.52
05/31/08               18,129.68               18,835.71               18,172.77
06/30/08               16,594.92               17,219.86               16,686.46
07/31/08               16,131.23               16,621.27               16,150.90
08/31/08               15,589.17               15,952.38               15,496.41
09/30/08               13,982.58               13,850.87               13,255.79
10/31/08               11,546.57               10,934.44               10,580.99
11/30/08               10,664.90               10,223.28               10,009.08
12/31/08               11,603.25               10,925.79               10,610.85
01/31/09               10,296.61                9,813.84                9,569.57
02/28/09                9,364.26                8,913.31                8,587.80
03/31/09               10,085.64                9,575.20                9,132.06
04/30/09               10,963.54               10,760.62               10,301.34
05/31/09               12,270.18               12,219.12               11,520.05
06/30/09               12,079.63               12,030.20               11,454.53
07/31/09               13,413.49               13,241.29               12,500.34
08/31/09               13,862.65               13,720.30               13,179.84
09/30/09               14,604.44               14,412.00               13,684.47
10/31/09               14,359.45               14,016.15               13,513.47
11/30/09               14,971.94               14,527.90               13,784.04
12/31/09               15,366.69               14,782.12               13,982.56
01/31/10               14,575.66               14,068.11               13,366.53
02/28/10               14,575.66               14,142.61               13,274.89
03/31/10               15,483.63               15,060.72               14,103.55
04/30/10               15,229.12               14,888.57               13,848.36
05/31/10               13,550.75               13,346.30               12,281.89
06/30/10               13,550.75               13,172.49               12,132.73
07/31/10               14,809.53               14,371.28               13,283.26
08/31/10               14,259.24               13,887.93               12,870.84
09/30/10               15,731.25               15,276.74               14,132.01
10/31/10               16,384.72               15,835.46               14,642.57
11/30/10               15,655.59               15,255.88               13,937.61
12/31/10               16,883.44               16,412.99               15,066.21
01/31/11               17,057.00               16,652.55               15,421.73
02/28/11               17,501.30               17,121.69               15,930.22
03/31/11               17,397.16               16,953.14               15,573.19
04/30/11               18,702.30               17,849.38               16,504.06
05/31/11               18,251.06               17,329.93               16,016.45
06/30/11               18,021.96               17,026.01               15,815.91
07/31/11               17,751.22               16,714.59               15,564.40
08/31/11               16,154.51               15,238.39               14,159.09
09/30/11               14,363.42               13,455.26               12,809.91
10/31/11               16,001.78               14,824.20               14,045.05
11/30/11               15,571.36               14,402.65               13,363.69
12/31/11               15,227.60               14,035.96               13,237.00
01/31/12               16,164.35               14,971.51               13,943.13
02/29/12               17,051.81               15,806.37               14,743.15
03/31/12               17,354.67               15,798.85               14,674.65
04/30/12               17,087.02               15,530.29               14,387.42
05/31/12               15,206.47               13,925.12               12,735.56
06/30/12               16,143.22               14,713.27               13,628.46
07/31/12               16,227.74               14,859.22               13,783.03
08/31/12               16,629.21               15,287.35               14,153.18
09/30/12               17,143.37               15,755.49               14,571.85
10/31/12               17,319.45               15,864.88               14,693.12
11/30/12               17,777.27               16,209.97               15,048.19
12/31/12               18,587.77               16,801.62               15,529.25
01/31/13               19,208.32               17,490.10               16,348.39
02/28/13               19,101.33               17,275.53               16,193.32
03/31/13               19,158.39               17,448.98               16,326.28
04/30/13               19,564.95               18,091.63               17,176.97
05/31/13               19,457.96               17,917.66               16,762.19
06/30/13               18,858.82               17,351.62               16,166.66
07/31/13               19,935.85               18,308.13               17,019.76
08/31/13               19,500.76               17,980.96               16,794.63
09/30/13               20,791.77               19,207.71               18,036.21
10/31/13               21,305.33               19,818.93               18,642.66
11/30/13               21,612.03               20,010.94               18,785.43
12/31/13               21,938.22               20,367.84               19,066.52
01/31/14               20,687.07               19,473.35               18,298.79
02/28/14               21,859.12               20,544.34               19,316.05
03/31/14               21,679.36               20,454.32               19,192.94
04/30/14               22,082.03               20,665.83               19,470.40
05/31/14               22,470.30               21,012.33               19,786.61

                                   [END CHART]

                          Data from 5/31/04 to 5/31/14.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Shares to the following benchmarks:

o The unmanaged Lipper International Funds Index tracks the total return performance of the 30 largest funds within the Lipper International Funds category.

o The unmanaged MSCI EAFE Index reflects the movements of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA INTERNATIONAL FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIIFX)


--------------------------------------------------------------------------------
                                           5/31/14                  5/31/13
--------------------------------------------------------------------------------

Net Assets                            $1,721.0 Million          $1,235.7 Million
Net Asset Value Per Share                  $31.17                    $27.23


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
--------------------------------------------------------------------------------
  1 YEAR                        5 YEARS               SINCE INCEPTION 8/01/08

  15.65%                         13.14%                        6.41%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/13*
--------------------------------------------------------------------------------

                                      1.02%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

================================================================================

8  | USAA INTERNATIONAL FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           USAA
                      INTERNATIONAL               LIPPER
                    FUND INSTITUTIONAL         INTERNATIONAL              MSCI EAFE
                          SHARES                FUNDS INDEX                 INDEX
07/31/08                $10,000.00               $10,000.00              $10,000.00
08/31/08                  9,823.05                 9,597.57                9,594.76
09/30/08                  8,810.70                 8,333.22                8,207.46
10/31/08                  7,275.72                 6,578.58                6,551.33
11/30/08                  6,720.16                 6,150.72                6,197.23
12/31/08                  7,311.08                 6,573.37                6,569.82
01/31/09                  6,494.44                 5,904.38                5,925.10
02/28/09                  5,909.89                 5,362.59                5,317.23
03/31/09                  6,369.79                 5,760.81                5,654.21
04/30/09                  6,924.25                 6,474.00                6,378.18
05/31/09                  7,753.78                 7,351.49                7,132.76
06/30/09                  7,633.44                 7,237.83                7,092.19
07/31/09                  8,480.16                 7,966.47                7,739.72
08/31/09                  8,763.84                 8,254.66                8,160.43
09/30/09                  9,240.93                 8,670.81                8,472.88
10/31/09                  9,086.19                 8,432.65                8,367.01
11/30/09                  9,477.32                 8,740.54                8,534.53
12/31/09                  9,730.40                 8,893.49                8,657.45
01/31/10                  9,229.06                 8,463.92                8,276.03
02/28/10                  9,233.42                 8,508.74                8,219.29
03/31/10                  9,813.23                 9,061.11                8,732.36
04/30/10                  9,651.93                 8,957.53                8,574.36
05/31/10                  8,592.57                 8,029.65                7,604.46
06/30/10                  8,596.93                 7,925.08                7,512.11
07/31/10                  9,399.08                 8,646.32                8,224.47
08/31/10                  9,050.32                 8,355.51                7,969.11
09/30/10                  9,987.61                 9,191.07                8,749.98
10/31/10                 10,406.13                 9,527.22                9,066.10
11/30/10                  9,948.38                 9,178.53                8,629.62
12/31/10                 10,725.11                 9,874.69                9,328.41
01/31/11                 10,839.87                10,018.81                9,548.53
02/28/11                 11,126.75                10,301.06                9,863.36
03/31/11                 11,060.55                10,199.66                9,642.31
04/30/11                 11,890.31                10,738.87               10,218.67
05/31/11                 11,612.25                10,426.35                9,916.76
06/30/11                 11,466.60                10,243.50                9,792.59
07/31/11                 11,298.89                10,056.14                9,636.86
08/31/11                 10,283.75                 9,168.00                8,766.75
09/30/11                  9,145.04                 8,095.20                7,931.39
10/31/11                 10,191.06                 8,918.81                8,696.14
11/30/11                  9,913.01                 8,665.19                8,274.27
12/31/11                  9,699.46                 8,444.57                8,195.83
01/31/12                 10,296.70                 9,007.43                8,633.04
02/29/12                 10,866.99                 9,509.72                9,128.38
03/31/12                 11,055.59                 9,505.19                9,085.97
04/30/12                 10,889.44                 9,343.62                8,908.12
05/31/12                  9,694.97                 8,377.89                7,885.35
06/30/12                 10,292.21                 8,852.07                8,438.21
07/31/12                 10,350.58                 8,939.88                8,533.91
08/31/12                 10,606.54                 9,197.45                8,763.09
09/30/12                 10,934.35                 9,479.11                9,022.31
10/31/12                 11,046.61                 9,544.92                9,097.40
11/30/12                 11,342.98                 9,752.54                9,317.24
12/31/12                 11,860.98                10,108.50                9,615.10
01/31/13                 12,262.74                10,522.72               10,122.28
02/28/13                 12,194.26                10,393.62               10,026.26
03/31/13                 12,235.35                10,497.98               10,110.34
04/30/13                 12,495.58                10,884.62               10,635.30
05/31/13                 12,427.10                10,779.95               10,378.49
06/30/13                 12,043.60                10,439.40               10,009.75
07/31/13                 12,737.55                11,014.87               10,537.96
08/31/13                 12,463.62                10,818.04               10,398.57
09/30/13                 13,285.40                11,556.10               11,167.31
10/31/13                 13,618.67                11,923.83               11,542.80
11/30/13                 13,810.42                12,039.35               11,631.19
12/31/13                 14,025.60                12,254.07               11,805.23
01/31/14                 13,223.34                11,715.92               11,329.88
02/28/14                 13,979.49                12,360.27               11,959.74
03/31/14                 13,864.22                12,306.10               11,883.51
04/30/14                 14,122.42                12,433.36               12,055.30
05/31/14                 14,371.39                12,641.83               12,251.08

                               [END CHART]

                  Data from 7/31/08 to 5/31/14.*

                  See page 7 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

*The performance of the MSCI EAFE Index and the Lipper International Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA INTERNATIONAL FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UAIFX)

--------------------------------------------------------------------------------
                                              5/31/14                5/31/13
--------------------------------------------------------------------------------
Net Assets                                 $7.7 Million           $6.6 Million
Net Asset Value Per Share                     $31.13                 $27.17

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
--------------------------------------------------------------------------------
   1 YEAR                                            SINCE INCEPTION 8/01/10
   15.14%                                                      10.28%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/13*
--------------------------------------------------------------------------------
BEFORE REIMBURSEMENT        1.68%              AFTER REIMBURSEMENT        1.55%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2013, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2014, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.55% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2014.
These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

10  | USAA INTERNATIONAL FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                       USAA
                                               LIPPER              INTERNATIONAL
                      MSCI EAFE             INTERNATIONAL          FUND ADVISER
                        INDEX                FUNDS INDEX              SHARES
07/31/10              $10,000.00              $10,000.00            $10,000.00
08/31/10                9,689.52                9,663.67              9,345.96
09/30/10               10,638.96               10,630.04             10,311.23
10/31/10               11,023.33               11,018.82             10,735.23
11/30/10               10,492.61               10,615.53             10,257.10
12/31/10               11,342.26               11,420.69             11,055.63
01/31/11               11,609.90               11,587.38             11,164.83
02/28/11               11,992.70               11,913.82             11,456.00
03/31/11               11,723.92               11,796.54             11,383.21
04/30/11               12,424.71               12,420.17             12,229.44
05/31/11               12,057.62               12,058.72             11,933.72
06/30/11               11,906.65               11,847.24             11,783.58
07/31/11               11,717.31               11,630.55             11,597.04
08/31/11               10,659.35               10,603.36             10,555.17
09/30/11                9,643.65                9,362.60              9,381.37
10/31/11               10,573.50               10,315.16             10,445.98
11/30/11               10,060.55               10,021.82             10,159.35
12/31/11                9,965.17                9,766.67              9,936.22
01/31/12               10,496.77               10,417.66             10,543.43
02/29/12               11,099.05               10,998.58             11,123.04
03/31/12               11,047.48               10,993.34             11,311.65
04/30/12               10,831.24               10,806.48             11,136.85
05/31/12                9,587.68                9,689.55              9,908.62
06/30/12               10,259.88               10,237.97             10,515.83
07/31/12               10,376.24               10,339.53             10,571.03
08/31/12               10,654.90               10,637.43             10,824.04
09/30/12               10,970.09               10,963.18             11,155.25
10/31/12               11,061.38               11,039.29             11,265.65
11/30/12               11,328.69               11,279.42             11,560.05
12/31/12               11,690.85               11,691.11             12,085.40
01/31/13               12,307.51               12,170.17             12,485.46
02/28/13               12,190.77               12,020.87             12,411.03
03/31/13               12,293.00               12,141.56             12,448.24
04/30/13               12,931.29               12,588.74             12,708.74
05/31/13               12,619.03               12,467.68             12,634.32
06/30/13               12,170.70               12,073.82             12,238.91
07/31/13               12,812.94               12,739.38             12,936.68
08/31/13               12,643.45               12,511.73             12,652.92
09/30/13               13,578.15               13,365.34             13,485.60
10/31/13               14,034.70               13,790.65             13,815.88
11/30/13               14,142.18               13,924.25             14,001.95
12/31/13               14,353.79               14,172.60             14,210.96
01/31/14               13,775.82               13,550.18             13,397.84
02/28/14               14,541.65               14,295.41             14,154.88
03/31/14               14,448.96               14,232.77             14,038.05
04/30/14               14,657.84               14,379.95             14,299.75
05/31/14               14,895.89               14,621.06             14,547.42

                                   [END CHART]

                       Data from 7/31/10 to 5/31/14.*

                       See page 7 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

*The performance of the MSCI EAFE Index and the Lipper International Funds Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                              o TOP 10 INDUSTRIES o
                                  AS OF 5/31/14
                                (% of Net Assets)

Diversified Banks ........................................................ 10.6%
Pharmaceuticals ..........................................................  9.1%
Packaged Foods & Meat ....................................................  5.8%
Industrial Gases .........................................................  4.5%
Restaurants ..............................................................  4.2%
Distillers & Vintners ....................................................  3.7%
Apparel, Accessories & Luxury Goods ......................................  3.6%
Electrical Components & Equipment ........................................  3.5%
Specialty Chemicals ......................................................  2.9%
Semiconductors ...........................................................  2.9%

                           o TOP 10 EQUITY HOLDINGS o
                                  AS OF 5/31/14
                                (% of Net Assets)

Bayer AG .................................................................. 4.5%
Nestle S.A. ............................................................... 3.7%
Compass Group plc ......................................................... 2.9%
HSBC Holdings plc ......................................................... 2.8%
WPP plc ................................................................... 2.6%
Schneider Electric S.A. ................................................... 2.5%
Linde AG .................................................................. 2.3%
LVMH Moet Hennessy - Louis Vuitton S.A. ................................... 2.2%
Air Liquide S.A. .......................................................... 2.2%
Standard Chartered plc .................................................... 2.2%

You will find a complete list of securities that the Fund owns on pages 16-21.

================================================================================

12  | USAA INTERNATIONAL FUND

================================================================================

                         o ASSET ALLOCATION - 5/31/14 o

                         [PIE CHART OF ASSET ALLOCATION]

UNITED KINGDOM                                                             20.7%
FRANCE                                                                     13.7%
GERMANY                                                                    12.9%
JAPAN                                                                      12.3%
SWITZERLAND                                                                10.8%
NETHERLANDS                                                                 6.8%
CANADA                                                                      3.0%
HONG KONG                                                                   3.0%
UNITED STATES                                                               3.0%
OTHER*                                                                     13.2%

                                  [END CHART]

*Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2014:

  DIVIDEND RECEIVED
DEDUCTION (CORPORATE       FOREIGN              FOREIGN          QUALIFIED INTEREST
  SHAREHOLDERS)(1)      TAXES PAID(2)       SOURCE INCOME(2)            INCOME
-----------------------------------------------------------------------------------
       0.40%             $4,872,000           $80,569,000              $18,000
-----------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2014, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

14  | USAA INTERNATIONAL FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INTERNATIONAL FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA International Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA International Fund at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 18, 2014

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2014

----------------------------------------------------------------------------------------------------
                                                                                              MARKET
NUMBER                                                                                         VALUE
OF SHARES     SECURITY                                                                         (000)
----------------------------------------------------------------------------------------------------
              COMMON STOCKS (98.0%)

              CONSUMER DISCRETIONARY (17.0%)
              ------------------------------
              ADVERTISING (2.6%)
 4,242,909    WPP plc                                                                     $  91,531
                                                                                          ---------
              APPAREL RETAIL (1.1%)
   931,390    Hennes & Mauritz AB "B"                                                        39,360
                                                                                          ---------
              APPAREL, ACCESSORIES & LUXURY GOODS (3.6%)
34,102,800    Li & Fung Ltd.                                                                 49,265
   402,304    LVMH Moet Hennessy - Louis Vuitton S.A.                                        80,039
                                                                                          ---------
                                                                                            129,304
                                                                                          ---------
              AUTO PARTS & EQUIPMENT (2.7%)
   371,504    Delphi Automotive plc                                                          25,656
 1,514,900    Denso Corp.                                                                    69,391
                                                                                          ---------
                                                                                             95,047
                                                                                          ---------
              AUTOMOBILE MANUFACTURERS (2.2%)
 2,184,000    Honda Motor Co. Ltd.                                                           76,440
                                                                                          ---------
              BROADCASTING (0.6%)
   491,410    ProSieben Sat.1 Media AG                                                       22,364
                                                                                          ---------
              HOUSEHOLD APPLIANCES (0.0%)
    15,000    Rinnai Corp.                                                                    1,314
                                                                                          ---------
              RESTAURANTS (4.2%)
 6,199,940    Compass Group plc                                                             103,456
   611,790    Yum! Brands, Inc.                                                              47,297
                                                                                          ---------
                                                                                            150,753
                                                                                          ---------
              Total Consumer Discretionary                                                  606,113
                                                                                          ---------
              CONSUMER STAPLES (16.7%)
              ------------------------
              BREWERS (1.8%)
   104,282    Carlsberg A.S. "B"(a)                                                          10,866
   742,214    Heineken N.V.                                                                  52,317
                                                                                          ---------
                                                                                             63,183
                                                                                          ---------

================================================================================

16  | USAA INTERNATIONAL FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              DISTILLERS & VINTNERS (3.7%)
 1,785,888    Diageo plc                                                                  $  57,446
   602,080    Pernod Ricard S.A.                                                             73,824
                                                                                          ---------
                                                                                            131,270
                                                                                          ---------
              FOOD RETAIL (0.8%)
   657,010    Loblaw Companies Ltd.                                                          27,691
                                                                                          ---------
              HOUSEHOLD PRODUCTS (1.9%)
   774,237    Reckitt Benckiser Group plc                                                    66,186
                                                                                          ---------
              PACKAGED FOODS & MEAT (5.8%)
 1,016,799    DANONE S.A.                                                                    75,720
 1,693,025    Nestle S.A.                                                                   132,814
                                                                                          ---------
                                                                                            208,534
                                                                                          ---------
              PERSONAL PRODUCTS (1.7%)
   587,096    Beiersdorf AG                                                                  59,286
                                                                                          ---------
              TOBACCO (1.0%)
 1,107,200    Japan Tobacco, Inc.                                                            37,458
                                                                                          ---------
              Total Consumer Staples                                                        593,608
                                                                                          ---------
              ENERGY (3.9%)
              -------------
              INTEGRATED OIL & GAS (1.6%)
 2,824,989    BG Group plc                                                                   57,817
                                                                                          ---------
              OIL & GAS EQUIPMENT & SERVICES (0.8%)
 1,071,100    Saipem S.p.A.*                                                                 27,917
                                                                                          ---------
              OIL & GAS EXPLORATION & PRODUCTION (1.5%)
 3,631,700    INPEX Corp.                                                                    52,371
                                                                                          ---------
              Total Energy                                                                  138,105
                                                                                          ---------
              FINANCIALS (17.2%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.2%)
 1,012,550    Julius Baer Group Ltd.*                                                        43,826
                                                                                          ---------
              DIVERSIFIED BANKS (9.3%)
 9,746,714    Barclays plc                                                                   40,354
 3,898,000    DBS Group Holdings Ltd.                                                        52,520
 9,513,828    HSBC Holdings plc                                                             100,339
 2,082,269    Itau Unibanco Holding S.A. ADR                                                 32,275
 1,455,400    Kasikornbank Public Co. Ltd.                                                    8,290
 1,688,333    Sberbank of Russia ADR*                                                        16,959
 3,509,914    Standard Chartered plc                                                         78,984
                                                                                          ---------
                                                                                            329,721
                                                                                          ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              DIVERSIFIED CAPITAL MARKETS (2.0%)
 3,576,625    UBS AG*                                                                     $  71,812
                                                                                          ---------
              LIFE & HEALTH INSURANCE (1.6%)
11,219,200    AIA Group Ltd.                                                                 56,219
                                                                                          ---------
              OTHER DIVERSIFIED FINANCIAL SERVICES (2.0%)
 5,174,533    ING Groep N.V.*                                                                72,476
                                                                                          ---------
              REINSURANCE (0.6%)
   256,178    Swiss Re AG*                                                                   22,786
                                                                                          ---------
              SPECIALIZED FINANCE (0.5%)
 3,668,900    BM&FBovespa S.A.                                                               17,982
                                                                                          ---------
              Total Financials                                                              614,822
                                                                                          ---------
              HEALTH CARE (10.7%)
              -------------------
              HEALTH CARE EQUIPMENT (1.6%)
   215,275    Sonova Holding AG*                                                             32,838
 1,232,600    Terumo Corp.                                                                   26,129
                                                                                          ---------
                                                                                             58,967
                                                                                          ---------
              PHARMACEUTICALS (9.1%)
 1,118,324    Bayer AG                                                                      161,743
   357,051    Merck KGaA                                                                     61,326
   201,330    Roche Holding AG                                                               59,241
   310,940    Valeant Pharmaceuticals International, Inc.*                                   40,799
                                                                                          ---------
                                                                                            323,109
                                                                                          ---------
              Total Health Care                                                             382,076
                                                                                          ---------
              INDUSTRIALS (11.1%)
              -------------------
              AEROSPACE & DEFENSE (0.4%)
   147,270    MTU Aero Engines Holding AG                                                    13,727
                                                                                          ---------
              ELECTRICAL COMPONENTS & EQUIPMENT (3.5%)
   583,773    Legrand S.A.                                                                   36,952
   946,430    Schneider Electric S.A.                                                        89,122
                                                                                          ---------
                                                                                            126,074
                                                                                          ---------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (2.1%)
 5,399,536    Hays plc                                                                       13,685
 1,051,067    Randstad Holding N.V.                                                          61,150
                                                                                          ---------
                                                                                             74,835
                                                                                          ---------
              INDUSTRIAL CONGLOMERATES (1.2%)
 1,921,945    Smiths Group plc                                                               42,557
                                                                                          ---------

================================================================================

18  | USAA INTERNATIONAL FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              INDUSTRIAL MACHINERY (1.0%)
   213,200    FANUC Corp.                                                                 $  36,273
                                                                                          ---------
              MARINE (0.7%)
   168,275    Kuehne & Nagel International AG                                                22,944
                                                                                          ---------
              RAILROADS (2.2%)
 1,290,884    Canadian National Railway Co.                                                  78,202
                                                                                          ---------
              Total Industrials                                                             394,612
                                                                                          ---------
              INFORMATION TECHNOLOGY (10.9%)
              ------------------------------
              APPLICATION SOFTWARE (2.3%)
   160,196    Dassault Systemes S.A.                                                         20,317
   797,245    SAP AG                                                                         61,033
                                                                                          ---------
                                                                                             81,350
                                                                                          ---------
              DATA PROCESSING & OUTSOURCED SERVICES (1.3%)
 1,078,609    Amadeus IT Holding S.A. "A"                                                    47,388
                                                                                          ---------
              ELECTRONIC COMPONENTS (2.6%)
 1,978,800    HOYA Corp.                                                                     61,250
   686,700    Kyocera Corp.                                                                  30,537
                                                                                          ---------
                                                                                             91,787
                                                                                          ---------
              ELECTRONIC MANUFACTURING SERVICES (0.9%)
10,918,826    Hon Hai Precision Industry Co. Ltd.                                            33,646
                                                                                          ---------
              SEMICONDUCTORS (2.9%)
    25,375    Samsung Electronics Co. Ltd.                                                   35,891
 3,243,673    Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                66,690
                                                                                          ---------
                                                                                            102,581
                                                                                          ---------
              SYSTEMS SOFTWARE (0.4%)
   211,587    Check Point Software Technologies Ltd.*                                        13,643
                                                                                          ---------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.5%)
   518,990    NCR Corp.*                                                                     16,950
                                                                                          ---------
              Total Information Technology                                                  387,345
                                                                                          ---------
              MATERIALS (9.1%)
              ----------------
              DIVERSIFIED METALS & MINING (1.7%)
 1,213,970    Rio Tinto plc                                                                  62,205
                                                                                          ---------
              INDUSTRIAL GASES (4.5%)
   543,287    Air Liquide S.A.                                                               79,131
   388,564    Linde AG                                                                       81,172
                                                                                          ---------
                                                                                            160,303
                                                                                          ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              SPECIALTY CHEMICALS (2.9%)
   747,355    AkzoNobel N.V.                                                             $   56,011
   791,400    Shin-Etsu Chemical Co. Ltd.                                                    47,026
                                                                                         ----------
                                                                                            103,037
                                                                                         ----------
              Total Materials                                                               325,545
                                                                                         ----------
              TELECOMMUNICATION SERVICES (0.4%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
 5,154,650    Singapore Telecommunications Ltd.                                              16,028
                                                                                         ----------
              Total Telecommunication Services                                               16,028
                                                                                         ----------
              UTILITIES (1.0%)
              ----------------
              MULTI-UTILITIES (1.0%)
 1,288,863    GDF Suez                                                                       35,991
                                                                                         ----------
              Total Utilities                                                                35,991
                                                                                         ----------
              Total Common Stocks (cost: $2,514,895)                                      3,494,245
                                                                                         ----------

---------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                 COUPON
(000)                                                   RATE              MATURITY
---------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.4%)

              COMMERCIAL PAPER (1.3%)

              FINANCIALS (1.3%)
              -----------------
              DIVERSIFIED BANKS (1.3%)
$    1,022    HSBC USA, Inc.                            0.05%            6/02/2014            1,022
    44,532    National Australia Funding
              Delaware, Inc.(b),(c)                     0.05             6/02/2014           44,532
                                                                                         ----------
                                                                                             45,554
                                                                                         ----------
              Total Financials                                                               45,554
                                                                                         ----------
              Total Commercial Paper (cost: $45,554)                                         45,554
                                                                                         ----------

---------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
---------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (0.1%)
 3,693,206   State Street Institutional Liquid Reserve Fund, 0.07%(d) (cost: $3,693)          3,693
                                                                                         ----------
             Total Money Market Instruments (cost: $49,247)                                  49,247
                                                                                         ----------

             TOTAL INVESTMENTS (COST: $2,564,142)                                        $3,543,492
                                                                                         ==========

================================================================================

20  | USAA INTERNATIONAL FUND

================================================================================

-------------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------
                                       (LEVEL 1)           (LEVEL 2)          (LEVEL 3)
                                   QUOTED PRICES   OTHER SIGNIFICANT        SIGNIFICANT
                               IN ACTIVE MARKETS          OBSERVABLE       UNOBSERVABLE
ASSETS                      FOR IDENTICAL ASSETS              INPUTS             INPUTS           TOTAL
-------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                       $3,483,379             $10,866                 $-      $3,494,245
Money Market Instruments:
  Commercial Paper                             -              45,554                  -          45,554
  Money Market Funds                       3,693                   -                  -           3,693
-------------------------------------------------------------------------------------------------------
Total                                 $3,487,072             $56,420                 $-      $3,543,492
-------------------------------------------------------------------------------------------------------

For the period of June 1, 2013, through May 31, 2014, common stocks with a fair value of $2,337,396,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the beginning of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2014

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Security was fair valued at May 31, 2014, by USAA Asset Management Company (the Manager) in accordance with valuation procedures approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The total value of all such securities was $10,866,000, which represented 0.3% of net assets of the Fund.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

================================================================================

22  | USAA INTERNATIONAL FUND

================================================================================

    (c) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) Rate represents the money market fund annualized seven-day yield at May 31, 2014.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2014

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $2,564,142)             $3,543,492
  Cash denominated in foreign currencies (identified cost of $6,215)               6,227
  Receivables:
    Capital shares sold                                                            1,540
    USAA Transfer Agency Company (Note 6E)                                             3
    Dividends and interest                                                        12,129
    Securities sold                                                                7,889
  Unrealized appreciation on foreign currency contracts held, at value                 1
                                                                              ----------
    Total assets                                                               3,571,281
                                                                              ----------
LIABILITIES
  Payables:
    Securities purchased                                                           1,044
    Capital shares redeemed                                                        1,492
    Bank overdraft                                                                 1,022
  Accrued management fees                                                          2,243
  Accrued transfer agent's fees                                                      108
  Other accrued expenses and payables                                                372
                                                                              ----------
      Total liabilities                                                            6,281
                                                                              ----------
        Net assets applicable to capital shares outstanding                   $3,565,000
                                                                              ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                             $2,578,711
  Accumulated undistributed net investment income                                 39,779
  Accumulated net realized loss on investments                                   (32,736)
  Net unrealized appreciation of investments                                     979,350
  Net unrealized depreciation of foreign currency translations                      (104)
                                                                              ----------
        Net assets applicable to capital shares outstanding                   $3,565,000
                                                                              ==========
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of $1,836,335/58,765 shares outstanding)          $    31.25
                                                                              ==========
    Institutional Shares (net assets of $1,720,967/55,208
      shares outstanding)                                                     $    31.17
                                                                              ==========
    Adviser Shares (net assets of $7,698/247 shares outstanding)              $    31.13
                                                                              ==========

See accompanying notes to financial statements.

================================================================================

24  | USAA INTERNATIONAL FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2014

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $6,693)                  $ 74,583
  Interest                                                                   32
                                                                       --------
    Total income                                                         74,615
                                                                       --------
EXPENSES
  Management fees                                                        24,768
  Administration and servicing fees:
    Fund Shares                                                           2,489
    Institutional Shares                                                  1,533
    Adviser Shares                                                           11
  Transfer agent's fees:
    Fund Shares                                                           2,917
    Institutional Shares                                                  1,533
  Distribution and service fees (Note 6F):
    Adviser Shares                                                           18
  Custody and accounting fees:
    Fund Shares                                                             539
    Institutional Shares                                                    493
    Adviser Shares                                                            2
  Postage:
    Fund Shares                                                              86
    Institutional Shares                                                      8
  Shareholder reporting fees:
    Fund Shares                                                              51
    Institutional Shares                                                      7
  Trustees' fees                                                             17
  Registration fees:
    Fund Shares                                                              50
    Institutional Shares                                                     52
    Adviser Shares                                                           17
  Professional fees                                                         226
  Other                                                                      47
                                                                       --------
      Total expenses                                                     34,864
                                                                       --------
NET INVESTMENT INCOME                                                    39,751
                                                                       --------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain on:
    Investments                                                          72,877
    Foreign currency transactions                                            94
  Change in net unrealized appreciation/depreciation of:
    Investments                                                         352,746
    Foreign currency translations                                           154
                                                                       --------
      Net realized and unrealized gain                                  425,871
                                                                       --------
Increase in net assets resulting from operations                       $465,622
                                                                       ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

-------------------------------------------------------------------------------------------------

                                                                         2014                2013
-------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                            $   39,751          $   34,596
  Net realized gain on investments                                     72,877              21,276
  Net realized gain (loss) on foreign currency transactions                94                (539)
  Change in net unrealized appreciation/depreciation of:
    Investments                                                       352,746             524,387
    Foreign currency translations                                         154                (242)
                                                                   ------------------------------
    Increase in net assets resulting from operations                  465,622             579,478
                                                                   ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Fund Shares                                                       (13,321)            (17,357)
    Institutional Shares                                              (15,240)            (18,569)
    Adviser Shares                                                        (33)                (73)
                                                                   ------------------------------
      Total distributions of net investment income                    (28,594)            (35,999)
                                                                   ------------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                                         102,430            (444,672)
  Institutional Shares                                                274,158             616,664
  Adviser Shares                                                           88                  40
                                                                   ------------------------------
    Total net increase in net assets from capital
      share transactions                                              376,676             172,032
                                                                   ------------------------------
  Capital contribution from USAA Transfer
    Agency Company (Note 6E)                                                3                  25
                                                                   ------------------------------
  Net increase in net assets                                          813,707             715,536
NET ASSETS
  Beginning of year                                                 2,751,293           2,035,757
                                                                   ------------------------------
  End of year                                                      $3,565,000          $2,751,293
                                                                   ==============================
Accumulated undistributed net investment income:
  End of year                                                      $   39,779          $   28,527
                                                                   ==============================


See accompanying notes to financial statements.

================================================================================

26  | USAA INTERNATIONAL FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2014

--------------------------------------------------------------------------------

(1)SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA International Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: International Fund Shares (Fund Shares), International Fund Institutional Shares (Institutional Shares), and International Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

public. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price

================================================================================

28  | USAA INTERNATIONAL FUND

================================================================================

        calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities

================================================================================

30  | USAA INTERNATIONAL FUND

================================================================================

    include certain common stocks traded on foreign exchanges whose fair values at the reporting date included an adjustment to reflect changes occurring subsequent to the close of trading in the foreign markets but prior to the close of trading in comparable U.S. securities markets, and commercial paper, which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2014, there were no custodian and other bank credits.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May 31, 2014, the Adviser Shares incurred redemption fees of less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

32  | USAA INTERNATIONAL FUND

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2014, the Fund paid CAPCO facility fees of $17,000, which represents 4.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2014.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency adjustments resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and accumulated net

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

realized loss on investments by $95,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2014, and 2013, was as follows:

                                              2014                  2013
                                          ---------------------------------
Ordinary income*                          $28,594,000           $35,999,000

As of May 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                 $ 42,621,000
Accumulated capital and other losses                            (28,854,000)
Unrealized appreciation of investments                          972,522,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and passive foreign investment corporation adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended May 31, 2014, the Fund utilized capital loss carryforwards of $72,270,000. At May 31, 2014, the Fund had pre-enactment capital loss carryforwards of $28,854,000 and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire between 2018 and 2019,

================================================================================

34  | USAA INTERNATIONAL FUND

================================================================================

as shown below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

PRE-ENACTMENT CAPITAL LOSS CARRYFORWARDS
-------------------------------------------
EXPIRES                           BALANCE
-------                         -----------
  2018                          $16,640,000
  2019                           12,214,000
                                -----------
                   Total        $28,854,000
                                ===========

For the year ended May 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2014, were $798,508,000 and $426,768,000, respectively.

As of May 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $2,570,868,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2014, for federal income tax purposes, were $1,014,210,000 and $41,586,000, respectively, resulting in net unrealized appreciation of $972,624,000.

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2014, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds. Capital share transactions for all classes were as follows, in thousands:

                                                  YEAR ENDED                       YEAR ENDED
                                                 MAY 31, 2014                     MAY 31, 2013
---------------------------------------------------------------------------------------------------
                                          SHARES           AMOUNT            SHARES        AMOUNT
                                          ---------------------------------------------------------
FUND SHARES:
Shares sold                               10,759          $ 315,272          10,436       $ 265,610
Shares issued from
  reinvested dividends                       450             13,087             659          17,045
Shares redeemed                           (7,747)          (225,929)        (29,309)       (727,327)
                                          ---------------------------------------------------------
Net increase (decrease) from
  capital share transactions               3,462          $ 102,430         (18,214)      $(444,672)
                                          =========================================================
INSTITUTIONAL SHARES:
Shares sold                               14,214          $ 402,643          27,583       $ 686,467
Shares issued from
  reinvested dividends                       525             15,238             720          18,569
Shares redeemed                           (4,915)          (143,723)         (3,444)        (88,372)
                                          ---------------------------------------------------------
Net increase from capital
  share transactions                       9,824          $ 274,158          24,859       $ 616,664
                                          =========================================================
ADVISER SHARES:
Shares sold                                    6          $     178              12       $     311
Shares issued from
  reinvested dividends                         -*                 -*              -*              3
Shares redeemed**                             (3)               (90)            (10)           (274)
                                          ---------------------------------------------------------
Net increase from capital
  share transactions                           3          $      88               2       $      40
                                          =========================================================

 * Represents less than 500 shares or $500.
** Net of redemption fees.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and

================================================================================

36  | USAA INTERNATIONAL FUND

================================================================================

    supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper International Funds Index over the performance period. The Lipper International Funds Index tracks the total return performance of the 30 largest funds in the Lipper International Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                    ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                      AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
------------------------------------------------------------------------------------
+/- 1.00% to 4.00%                        +/- 0.04%
+/- 4.01% to 7.00%                        +/- 0.05%
+/- 7.01% and greater                     +/- 0.06%

 (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper International Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $24,768,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $538,000, $234,000, and $2,000, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were 0.03%, 0.02%, and 0.02%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an investment subadvisory agreement with MFS Investment Management (MFS), under which MFS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays MFS a subadvisory fee based on the average combined net assets of the USAA International Fund and the USAA World Growth Fund, in the annual amount of 0.33% on the first $2 billion; 0.30% on the next $1 billion; and 0.25% over $3 billion. For the year ended May 31, 2014, the Manager incurred subadvisory fees, paid or payable to MFS, of $9,598,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2014, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,489,000, $1,533,000, and $11,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain

================================================================================

38  | USAA INTERNATIONAL FUND

================================================================================

    compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2014, the Fund reimbursed the Manager $87,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION - The Manager has agreed, through October 1, 2014, to limit the total annual operating expenses of the Adviser Shares to 1.55% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2014, without approval of the Board, and may be changed or terminated by the Manager at any time after that date.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2014, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,917,000, $1,533,000, and less than $500, respectively. For the year ended May 31, 2014, the Fund Shares and Adviser Shares recorded capital contributions from SAS of $3,000 and less than $500, respectively, for adjustments related to corrections to shareholder accounts, which was recorded as a receivable at May 31, 2014.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2014, the Adviser Shares incurred distribution and service (12b-1) fees of $18,000.

G. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 17 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2014, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative Fund                                       0.1
USAA Cornerstone Equity Fund                                             0.6
USAA Target Retirement Income Fund                                       1.0
USAA Target Retirement 2020 Fund                                         2.5
USAA Target Retirement 2030 Fund                                         6.5
USAA Target Retirement 2040 Fund                                         8.0
USAA Target Retirement 2050 Fund                                         4.6
USAA Target Retirement 2060 Fund                                         0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2014, USAA and its affiliates owned 240,000 shares which represents 97.0% of the Adviser Shares and 0.2% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

40  | USAA INTERNATIONAL FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED MAY 31,
                          -----------------------------------------------------------------------------
                                2014             2013             2012             2011            2010
                          -----------------------------------------------------------------------------
Net asset value at
  beginning of period     $    27.29       $    21.59       $    26.30      $     19.71      $    18.08
                          -----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .34(a)           .32(a)           .35              .29             .21
  Net realized and
    unrealized gain (loss)      3.86(a)          5.71(a)         (4.76)            6.52            1.66
                          -----------------------------------------------------------------------------
Total from investment
  operations                    4.20(a)          6.03(a)         (4.41)            6.81            1.87
                          -----------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.24)            (.33)            (.30)            (.22)           (.24)
                          -----------------------------------------------------------------------------
Net asset value at
  end of period           $    31.25       $    27.29       $    21.59       $    26.30      $    19.71
                          =============================================================================
Total return (%)*              15.44            28.01           (16.71)           34.67           10.19(b)
Net assets at
  end of period (000)     $1,836,335       $1,509,000       $1,587,445       $1,840,770      $1,215,443
Ratios to average
  net assets:**
  Expenses (%)(c)               1.16             1.21             1.21             1.21            1.25(b)
  Net investment
    income (%)                  1.16             1.27             1.56             1.37            1.09
Portfolio turnover (%)            14               20               17               25              20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $1,660,320,000.
(a) Calculated using average shares. For the year ended May 31, 2014, average shares were 56,753,000.
(b) During the year ended May 31, 2010, SAS reimbursed the Fund Shares $249,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.02%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED MAY 31,
                          ------------------------------------------------------------------------------
                                2014              2013             2012              2011           2010
                          ------------------------------------------------------------------------------
Net asset value at
  beginning of period     $    27.23        $    21.59        $  26.32          $  19.72        $  18.09
                          ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .38               .42(a)          .45               .45             .41
  Net realized and
    unrealized gain (loss)      3.85              5.65(a)        (4.82)             6.45            1.53
                          ------------------------------------------------------------------------------
Total from investment
  operations                    4.23              6.07(a)        (4.37)             6.90            1.94
                          ------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.29)             (.43)           (.36)             (.30)           (.31)
                          ------------------------------------------------------------------------------
Net asset value at
  end of period           $    31.17        $    27.23        $  21.59          $  26.32        $  19.72
                          ==============================================================================
Total return (%)*              15.60             28.23          (16.54)            35.13           10.57
Net assets at
  end of period (000)     $1,720,967        $1,235,652        $443,089          $385,203        $183,062
Ratios to average
  net assets:**
  Expenses (%)(b)               1.01              1.02             .99               .90             .87
  Expenses, excluding
    reimbursements (%)(b)       1.01              1.02             .99               .91             .91
  Net investment
    income (%)                  1.33              1.65            1.94              1.91            1.95
Portfolio turnover (%)            14                20              17                25              20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $1,534,032,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

42  | USAA INTERNATIONAL FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                          PERIOD ENDED
                                                       YEAR ENDED MAY 31,                    MAY 31,
                                             ------------------------------------------------------
                                               2014            2013            2012            2011***
                                             ------------------------------------------------------
Net asset value at beginning of period       $27.17          $21.54         $ 26.24          $22.17
                                             ------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                         .25             .23             .28             .23
  Net realized and unrealized gain (loss)      3.84            5.69           (4.75)           4.05
                                             ------------------------------------------------------
Total from investment operations               4.09            5.92           (4.47)           4.28
                                             ------------------------------------------------------
Less distributions from:
  Net investment income                        (.13)           (.29)           (.23)           (.21)
                                             ------------------------------------------------------
Net asset value at end of period             $31.13          $27.17         $ 21.54          $26.24
                                             ======================================================
Total return (%)*                             15.10           27.56          (17.00)          19.38
Net assets at end of period (000)            $7,698          $6,641         $ 5,223          $6,361
Ratios to average net assets:**
  Expenses (%)(b)                              1.46            1.55            1.55            1.55(a)
  Expenses, excluding reimbursements (%)(b)    1.46            1.68            1.76            1.90(a)
  Net investment income (%)                     .85             .97            1.20            1.23(a)
Portfolio turnover (%)                           14              20              17              25

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $7,154,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

EXPENSE EXAMPLE

May 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2013, through May 31, 2014.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

44  | USAA INTERNATIONAL FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                   EXPENSES PAID
                                      BEGINNING                ENDING              DURING PERIOD*
                                    ACCOUNT VALUE           ACCOUNT VALUE        DECEMBER 1, 2013 -
                                   DECEMBER 1, 2013         MAY 31, 2014            MAY 31, 2014
                                   ----------------------------------------------------------------
FUND SHARES
Actual                                 $1,000.00              $1,039.70                 $5.90

Hypothetical
 (5% return before expenses)            1,000.00               1,019.15                  5.84

INSTITUTIONAL SHARES
Actual                                  1,000.00               1,040.30                  5.14

Hypothetical
 (5% return before expenses)            1,000.00               1,019.90                  5.09

ADVISER SHARES
Actual                                  1,000.00               1,038.60                  6.96

Hypothetical
 (5% return before expenses)            1,000.00               1,018.10                  6.89

* Expenses are equal to the annualized expense ratio of 1.16% for Fund Shares, 1.01% for Institutional Shares, and 1.37% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.97% for Fund Shares, 4.03% for Institutional Shares, and 3.86% for Adviser Shares for the six-month period of December 1, 2013, through May 31, 2014.

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2014

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 30, 2014, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the

================================================================================

46  | USAA INTERNATIONAL FUND

================================================================================

Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and above the median of its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and of its expense

================================================================================

48  | USAA INTERNATIONAL FUND

================================================================================

universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and lower than its Lipper index for the one-year period ended December 31, 2013, and was above the average of its performance universe and its Lipper index for the three-and five-year periods ended December 31, 2013. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2013, was in the top 15% of its performance universe for the three-year period ended December 31, 2013, and was in the top 40% of its performance universe for the five-year period ended December 31, 2013.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

profitability information related to the management revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of

================================================================================

50  | USAA INTERNATIONAL FUND

================================================================================

profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include:
(i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2013, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program;

================================================================================

52  | USAA INTERNATIONAL FUND

================================================================================

(iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

54  | USAA INTERNATIONAL FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President and Director, IMCO (10/09-4/14); President of AMCO (8/11-4/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (5/07-6/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships.

================================================================================

56  | USAA INTERNATIONAL FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-2/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over two years as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit Committee.
  (4) Member of Pricing and Investment Committee.
  (5) Member of Corporate Governance Committee.
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

58  | USAA INTERNATIONAL FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICorp.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

60  | USAA INTERNATIONAL FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

207233-0714

================================================================================

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                               PRSRT STD
       San Antonio, TX 78288                                  U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   23409-0714                                (C)2014, USAA. All rights reserved.

  ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2014 and 2013 were $406,165 and $420,575, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2014 and 2013 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to the review of federal tax returns for fiscal years ended May 31, 2014 and 2013 were $196,024 and $15,500, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for May 31, 2014 and 2013 were $602,492 and $402,750, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2014 and 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.


                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2014

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary


Date:      07/24/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:      07/25/2014
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     07/24/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.